UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

ARK 21SHARES BITCOIN ETF

(Exact name of registrant as specified in its charter)

Delaware	001-41910	87-6497023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Madison Avenue, 6th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(646) 370-6016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest of ARK 21 Shares Bitcoin ETF	ARKB	Cboe BZX Exchange, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 2, 2025, ARK 21Shares Bitcoin ETF (the “Trust”) announced that 21Shares US LLC, the sponsor of the Trust, has approved a three (3)-for-one (1) share split (the “Share Split”) of all of the Trust’s outstanding common units of beneficial interest (the “Beneficial Interests”).

In connection with the Share Split, every one Beneficial Interest that is held by the Trust’s beneficial owners (the “Record Holders”) at the close of business on June 12, 2025 will automatically split into three Beneficial Interests after market close on June 13, 2025. The Share Split is expected to be effective at market open on June 16, 2025. Following the Share Split, the Beneficial Interests will continue to trade under the ticker symbol “ARKB” under the same CUSIP, and the total net asset value of the Trust will not change as a result of the Share Split. In addition, each Record Holder will continue to hold the same percentage of the Trust’s outstanding Beneficial Interests as held immediately prior to the Share Split, and the Share Split will not modify the rights or preferences of the Beneficial Interests. The investment objective, strategy, and underlying holdings of the Trust will remain unchanged.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K, including, but not limited to, statements about the Share Split, may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Trust undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	ARK 21Shares Bitcoin ETF, Press Release dated June 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK 21Shares Bitcoin ETF

By: 21Shares US LLC, as Sponsor to ARK 21Shares Bitcoin ETF

Dated: June 2, 2025	By:	/s/ Duncan Moir
	Name:	Duncan Moir
	Title:	President

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